EXHIBIT 99.1
JOINT FILING AGREEMENT
In accordance with Rule 13d-1(k) (1) (iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13G dated June 25, 2010 (including amendments thereto) with respect to the Common Stock of Spectrum Brands Holdings, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.
Dated: June 25, 2010

AVENUE INVESTMENTS, L.P.
By:	Avenue Partners, LLC,
its General Partner

By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE INTERNATIONAL MASTER, L.P.
By:	Avenue International Master
GenPar, Ltd.
its General Partner

By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Director

AVENUE INTERNATIONAL, LTD.
By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Director

AVENUE INTERNATIONAL MASTER GENPAR, LTD.
By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Director

AVENUE PARTNERS, LLC
By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE — CDP GLOBAL OPPORTUNITIES FUND, L.P.
By:	Avenue Global Opportunities Fund
GenPar, LLC
its General Partner

By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE GLOBAL OPPORTUNITIES FUND GENPAR, LLC
By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE SPECIAL SITUATIONS FUND IV, L.P.
By:	Avenue Capital Partners IV, LLC,
its General Partner

By:	GL Partners IV, LLC,
its Managing Member

By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE CAPITAL PARTNERS IV, LLC
By:	GL Partners IV, LLC,
its Managing Member

By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

GL PARTNERS IV, LLC
By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE SPECIAL SITUATIONS FUND V, L.P.
By:	Avenue Capital Partners V, LLC,
its General Partner

By:	GL Partners V, LLC,
its Managing Member

By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE CAPITAL PARTNERS V, LLC
By:	GL Partners V, LLC,
its Managing Member

By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

GL PARTNERS V, LLC
By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE CAPITAL MANAGEMENT II, L.P.
By:	Avenue Capital Management II
GenPar, LLC,
its General Partner

By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

AVENUE CAPITAL MANAGEMENT II GENPAR, LLC
By:	/s/ Eric Ross
	Name:	Eric Ross
	Title:	Attorney-in-Fact for Marc Lasry, Managing Member

MARC LASRY
/s/ Eric Ross, Attorney-in-Fact for Marc Lasry